UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549


FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)OF THE SECURITIES EXCHANGE

ACT OF 1934

January 26, 1996

First Financial Bancorp
(Exact name of registrant as specified in its charter)

Commission File Number : 0-12499

California

94-28222858
(IRS Employer Identification No.)
701 South Ham Lane, Lodi, CA
(Address of principal executive offices)

95242
(Zip Code)

(209) 367-2000
(Registrant's telephone number, including area code)

NA
(Former name or if changed since last report.)

ITEM 5.      OTHER EVENTS
Cash Dividend

Please refer to Exhibit 99 which contains the First
Financial Bancorp press release regarding a cash dividend and earnings for the quarter ended December 31, 1995.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS



EXHIBITS

(99) Press release dated January 26, 1996

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Financial Bancorp

Date January 26, 1996

/s/ David M. Philipp
David M. Philipp
Senior Vice-President & CFO
Corporate Secretary